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                                                                   EXHIBIT 23(b)






                              ACCOUNTANTS' CONSENT



Board of Directors
FirsTier Corporation

As independent public accountants, we consent to the use of our report dated January 15, 2000, included in this registration statement on Form S-4 and to references to our firm under the headings "Relationships with Independent Accountants" and "Experts" in this registration statement.


                                                 /s/ Clifton Gunderson L.L.C.
                                                 ----------------------------
                                                 CLIFTON GUNDERSON L.L.C.

Denver, Colorado
October 18, 2000